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                                                                    EXHIBIT 99.1

May 9, 2003



Securities and Exchange Commission
450 Fifth Street N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated April 23, 2003, of Mooney Aerospace Group, Ltd. and are in agreement with the first, fourth, fifth and sixth sentences contained in the first paragraph on page 1 therein. We disagree with the seventh sentence, as the company did not inform us of the Form 8-K filing and did not request a letter until May 6, 2003. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                                     Very truly yours,

                                                     /s/ Ernst & Young LLP